Exhibit 99.1

Jaguar Health, Inc. (NASDAQ: JAGX) Overview – September 2020

Forward-Looking Statements 2 This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the Company’s plan to initiate a pivotal Phase 3 trial for crofelemer for cancer therapy-related diarrhea (CTD), subject to funding, the Company’s plan to file an IND for lechlemer for the possible indication of symptomatic relief of diarrhea from cholera, the Company’s belief that lechlemer may offer a possible Priority Review Voucher opportunity, the Company’s plan to file an IND for crofelemer for the possible indication of congenital diarrheal disease (CDD) and to initiate the CDD study, the expectation regarding the timing of the availability of the final study report for the third-party HALT-D study, the Company’s expectations, with receipt of conditional approval for Canalevia for CID and/or EID under MU/MS, regarding the timing of the launch of Canalevia CA-1 for CID and Canalevia CA-2 for EID, the Company’s expectations regarding the timing of filings with the SEC, the Company’s plans to pursue additional business development deals, plans to expand the geography for commercialization of Mytesi, expectations regarding the completion timing of the clinical study evaluating the effect of Mytesi on the microbiome, statements regarding the Entheogen Therapeutics Initiative, and the timing of data results from planned proof of concept studies, field studies, investigator-initiated trials, sponsored studies, and other studies are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Please see the risk factors identified in our Annual Report on Form 10-K and our other filings with the SEC. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Readers are also advised that our projected sales do not take into account the royalties and other payments we will need to make to our licensors and strategic partners. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. NASDAQ:JAGX

What We Do: Develop New Ways and Novel Plant-based Medicines to Treat Gastrointestinal and Mental Health Disorders 3 NASDAQ:JAGX From Tree to Bottle Crofelemer was discovered through the science of ethnobotany

Mytesi® 4 NASDAQ:JAGX

Jaguar Health, Inc. is a commercial stage pharmaceutical company focused on gastrointestinal products. Its lead product is Mytesi (crofelemer). *Symptomatic relief of noninfectious diarrhea in adults with HIV/AIDS on antiretroviral therapy Company Pipeline & Product NASDAQ:JAGX 5 FDA Approved HIV-D Launched* Mytesi Expansion Cancer Therapy-Related Diarrhea Congenital Diarrhea Disorders/Short Bowel Syndrome Inflammatory Bowel Disease - Supportive Care Irritable Bowel Syndrome Diarrhea Idiopathic/Functional Diarrhea Symptomatic Relief of Diarrhea from Cholera: Lechlemer/Possible PRV

Global Growth Potential—Strategy 6 NASDAQ:JAGX Hold global rights to FDA-approved product with: Chronic safety profile Commercial manufacturing in place Multiple potential follow-on indications addressing large patient populations in need Phase 2 and/or proof-of-concept data for most target indications Build value recognition in Jaguar by all stakeholders: “Live within our means”: Mytesi HIV sales Business development partnerships to progress pipeline development globally Knight Therapeutics license for Canada and Israel with milestones of approximately $18M + royalties

Product Portfolio NASDAQ:JAGX 7 ^Investigator-initiated trials (IIT) *Potential opportunity for Priority Review Voucher (PRV)

How Mytesi Works NASDAQ:JAGX

How Mytesi Works NASDAQ:JAGX 9 Mytesi is a non-opioid that works differently from other treatments for diarrhea With Mytesi, it’s about waterflow Mytesi normalizes waterflow in the GI tract Less water flowing into your GI tract = less watery diarrhea Mytesi acts locally in the GI tract Most other diarrhea medicines work by slowing down your GI tract, i.e. opioids cause constipation Mytesi is a non-opioid, non-antibiotic, non-addictive drug approved for chronic use

Expansion of Crofelemer Indications NASDAQ:JAGX

Cancer Therapy-Related Diarrhea (CTD) PHASE 2 Worldwide per Year 1National Cancer Institute. Cancer Statistics: http://www.cancer.gov/about-cancer/what-is-cancer/statistics 2http://www.transparencymarketresearch.com/cinv-market.html; Transparency Market Research. CINV Existing and Pipeline Drugs Market: Global Industry Analysis, Size, Share, Growth, Trends and Forecast, 2014-2020 3https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3126005/ 4https://www.prnewswire.com/news-releases/chemotherapy-induced-nausea-and-vomiting-cinv-market-expected-to-reach-2659-million-by-2022-611755395.html 14 Million New Cases of Cancer Diagnosed1 4 Million People Receiving Chemotherapy2 Diarrhea and Cancer Treatments Chemotherapy-induced diarrhea in ~50-80% of treated patients3 Culture of Supportive Care in Cancer Market Approved drugs for chemotherapy-induced nausea and vomiting (CINV) include Sustol, Aloxi, Akynzeo and Sancuso Allied Market Research estimates that global sales of CINV drugs may reach $2.7 billion by 2022 growing ~7.1% per annum4 NASDAQ:JAGX 11

August 2020: Napo’s CTD investigational new drug (IND) activated Agreements with FDA: Crofelemer safety studies acceptable and no new nonclinical toxicity studies required Chemistry, manufacturing and controls (CMC) data acceptable No additional requirements for drug interaction studies for the CTD program NASDAQ:JAGX 12 Cancer Therapy-Related Diarrhea (CTD) PHASE 3 Features of single Phase 3 pivotal trial: Planned Label: Symptomatic relief of diarrhea in adult patients with solid tumors receiving targeted cancer therapies with or without cycle chemotherapy Principal investigator & co-investigators identified Next Step: Initiate pivotal trial Q4 2020, subject to funding

Proof of Concept Study for CTD

- **Statistically significant results achieved in preclinical study of crofelemer on diarrhea induced in healthy dogs by neratinib, a TKI. Results:**
  - Study conducted without the prophylaxis or concomitant use of loperamide and demonstrated that crofelemer caused an approximate 30% reduction in the incidence and severity of diarrhea associated with daily oral administration of the pan-HER TKI neratinib (Nerlynx®)
  - Crofelemer enabled maintenance and tolerability of a higher dose of the selected TKI
  - Crofelemer-treated groups received approximately 20% higher doses of the TKI than patients in the placebo group
  - Study funded by Puma Biotechnology, manufacturer of neratinib

Funded By: Genentech/Roche

Genentech
A Member of the Roche Group

Georgetown University

- **Objective:** HALT-D: DiarrHeA Prevention and ProphyLaxis with Crofelemer in HER2 Positive Breast Cancer Patients Receiving Trastuzumab, Pertuzumab, and Docetaxel or Paclitaxel with or without Carboplatin
- **As announced Nov. 14, 2019:** Georgetown's Data Safety Monitoring Committee interim analysis for futility – study allowed to enroll to completion
- Final study report from HALT-D trial expected 1H 2021
- 53-patient study; 3-month/3-cycle controlled study

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Chemotherapy-Induced Diarrhea (CID) in Dogs (MU/MS): A Model for Human Development

- **Canalevia™ is a canine-specific formulation of crofelemer**
  - Estimated that >230,000 dogs receive chemotherapy in US each year
    - Approximately 25% of these dogs suffer from CID
- Jaguar is pursuing conditional approval of Canalevia for CID under Minor Use/Minor Species (MU/MS) section of Minor Use and Minor Species Animal Health Act of 2004. MU/MS designation is modeled on orphan-drug designation for human drug development
- **CID dog study:** Dogs with unformed stools responded, based on a fecal scoring scale of 1 (very hard and dry) to 6 (has texture but no defined shape)



<u>CID Dog Study</u>


6
2
DOG 1
DOG 2
DOG 3
DOG 4
DOG 5
Entry Score
End Score

Key: End scores of 2 or 3 considered ideal

- Jaguar is also pursuing conditional approval of Canalevia for exercise-induced diarrhea (EID) under MU/MS

- **With receipt of conditional approval, expect to launch for CID in dogs and EID in dogs in 1H 2021**

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Study for Pediatric Orphan-Drug Indication: Congenital Diarrheal Disease (CDD)

- **Congenital Diarrheal Disease (CDD)**

Rare Congenital Chronic Intestinal Channel Disease Occurring in Early Infancy

- Severe, lifelong diarrhea; Incidence more prevalent in regions with consanguineous marriage

Treatment Options[1] and Unmet Needs

- Lifelong need for nutritional intake either parenterally or a feeding tube

NEXT STEPS:

- *In vitro* confirmation of activity required by FDA
- Phase 2 planned for 1H 2021
  - Middle East and US sites



"With the early and extreme morbidity and mortality suffered by CDD patients, we welcome the opportunity to participate in the investigation of a novel drug to address the devastating diarrhea and dehydration caused by this lifelong disease for which there is currently no available treatment except parenteral nutrition, and help limit the suffering of patients and their family members."

~ Dr. Mohamad Miqdady

Sheikh Khalifa Medical City

[1]https://www.cincinnatichildrens.org/health/c/congenital-diarrheal-disorders

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Diarrhea Caused by Cholera

PRE-IND

Worldwide per Year

Up to 4 million cases of Cholera[1]

Up to 143K deaths[1]

- Crofelemer vs placebo 1 hour after azithromycin in cholera:[2]
  - ❖ Reduced amount of watery stool, 25-30%
    P = 0.025
- Indian patient study in adults with severe watery diarrhea:[3]
  - ❖ Crofelemer statistically significant in all 7 prospectively defined endpoints
  - ❖ Crofelemer superior for overall clinical success, 79% vs. 28%



Lechlemer: Second-Generation Anti-Secretory Agent in Development for Symptomatic Relief of Diarrhea from Cholera

- Jaguar received preclinical services funded by the National Institute of Allergy and Infectious Diseases

NIH National Institute of Allergy and Infectious Diseases

[1]https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4455997
[2]Bardhan, et.al., '08 US-Japan Cholera Conf.
[3]Bardhan PK EID,'09

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Cholera Tropical Disease Priority Review Voucher (TDPRV) Opportunity: Lechlemer (Second Generation Anti-Secretory Agent)

Priority Review Voucher Transactions			
Date	**Market Value ($M)**	**Purchaser**	**Seller**
Jul 2014	$67	Sanofi (SNY)	BioMarin (BMRN)
Nov 2014	$125	Gilead (GILD)	Knight Therapeutics (KHTRF)
May 2015	$245	Sanofi (SNY)	Retrophin (RTRX)
Aug 2015	$350	AbbVie (ABBV)	United Therapeutics (UTHR)
Q2 2016	$200	Gilead (GILD)	PaxVAx
Feb 2017	$125	Gilead (GILD)	Sarepta Therapeutics (SRPT)
Q3 2017	$150	Teva Pharma (TEVA)	Undisclosed
Nov 2017	$125	Undisclosed	BioMarin (BMRN)
Dec 2017	$130	Novartis (NVS)	Ultragenyx (RARE)
Apr 2018	$110	Jazz Pharm (JAZZ)	Spark Therapeutics (ONCE)
Jul 2018	$81	Gilead (GILD)	Ultragenyx (RARE)
Nov 2018	$80	Eli Lilly (LLY)	Siga Technologies (SIGA)
Mar 2019	$105	Biohaven Pharma (BHVN)	GW Pharma (GWPRF)
Aug 2019	$95	AstraZeneca (AZN)	Swedish Orphan Biovitrum AB (SOBI)
Dec 2019	$95	Undisclosed	Bavarian Nordic
Feb 2020	$111	Vifor Pharma	Undisclosed
Average	**$137**		

Next Steps

- File IND in 1H 2021 (subject to funding)

Sources: https://www.raps.org/regulatory-focus/news-articles/2017/12/regulatory-explainer-everything-you-need-to-know-about-fdas-priority-review-vouchers & https://camargopharma.com/resources/blog/shortening-review-clock-latest-priority-review-vouchers

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18 Mytesi Current Indication NASDAQ:JAGX Mytesi (crofelemer 125mg delayed-release tablets) is FDA-approved for symptomatic relief of noninfectious diarrhea in adults with HIV/AIDS on antiretroviral therapy.

19 Adults Living with HIV/AIDS & Take ARTs NASDAQ:JAGX MacArthur RD, Clay P, Blick G, et al. Long-Term Crofelemer Provides Clinically Relevant Reductions in HIV-Related Diarrhea. Poster presented at: 9th IAS Conference on HIV Science (IAS 2017); 2017 July 23-26; Paris, France.

20 NASDAQ:JAGX Mytesi Product Characteristics1 Mytesi® Imodium® A-D OTC Lomotil® Indicated for HIV Patients Yes No No MoA Normalizes water flow in GI tract Affects peristalsis (constipation) Affects peristalsis (constipation) Opiate Derivative No Yes Yes Contraindications None Yes Yes Long Term Data Yes No No Dosing Simple BID Up to 4 caplets/day (patients often take more) QID (patients often take more) Driving or Operating Machinery Precaution No Yes Yes Cardiovascular Toxicity No Yes Yes 1No comparative studies have been done

Implemented Comprehensive Patient Access Program April 2020: *NapoCares™*

- **Q2 2020 Mytesi Net & Gross[1] Sales:** Approximately $3.2 Million & $6.3 Million Respectively
- **2019 Mytesi Annual Net & Gross Sales:** Approximately $5.7 Million & $8.2 Million Respectively


$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Net Sales ($)
Gross Sales ($)

A line-by-line reconciliation of gross sales to net sales is included in the appendix on the final slide of this presentation

[1]**Note Regarding Use of Non-GAAP Measures**

Gross sales percentages issued by the Company are based on gross sales figures that represent Mytesi orders placed by wholesalers with Jaguar's third-party logistics warehouse which generate invoiced sales and cashflow for Napo. Gross sales is used internally by management as an indicator of and to monitor operating performance, including sales performance of Mytesi, salesperson performance, and product growth or declines. The Company believes that the presentation of gross sales provides a closer to real-time useful measure of our operating performance. Gross sales is not a measure that is recognized under accounting principles generally accepted in the United States of America ("GAAP") and should not be considered as an alternative to net sales, which is determined in accordance with GAAP, and should not be used alone as an indicator of operating performance in place of net sales. Additionally, gross sales may not be comparable to similarly titled measures used by other companies, as gross sales has been defined by the Company's internal reporting practices. In addition, gross sales may not be realized in the form of cash receipts as promotional payments and allowances may be deducted from payments received from certain customers.

Chart data on file in Jaguar Health General Ledger
[1]Non-GAAP measure

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Revenue-Generating Biopharma With an FDA-Approved Drug 1Data on file in Jaguar Health General Ledger 155% The total number of Mytesi bottles sold in Q2 2020 represents 155% of the number sold in Q1 2020 378% Mytesi Q2 2020 net sales represent 378% of Q1 2020 net sales, or an increase of approximately $2.3 million quarter over quarter1 482% Mytesi Q2 2020 gross sales represent 482% of Q1 2020 gross sales, or an increase of approximately $5.0 million quarter over quarter1 22 Jaguar Health by the Numbers NASDAQ:JAGX

23 NASDAQ:JAGX April 2020: Expanded NapoCares patient support program by: Increasing co-pay support for commercially insured patients, which includes allowing the co-pay amount to remain the same whether a patient fills a 30-day or 90-day Mytesi prescription Increasing the income limit for the Patient Assistance Program (PAP) from 2 times the Federal Poverty Limit to 5 times the Federal Poverty Limit, which will allow more low-income patients to receive Mytesi at no cost Napo’s copay program and Patient Assistance Program are components of a comprehensive suite of patient support services that have been rolled out with the support of AssistRx, a patient hub services provider Additional components of NapoCares: Support for prior authorizations and appeals Linkage to specialty pharmacies to fill prescriptions Mail order pharmacy support Patient call center to answer questions Summary of NapoCares™ Programs At Jaguar and Napo, we remain fully committed to expanding access to Mytesi to all patients in need, with the goal of ensuring that no patient is denied access to Mytesi due to cost

Entheogen Therapeutics Initiative NASDAQ:JAGX

25 NASDAQ:JAGX Entheogen Therapeutics Initiative (ETI) In September 2020, Jaguar launched the Entheogen Therapeutics Initiative to support the discovery and development of novel, plant-based medicines derived from psychoactive plants for treatment of mood disorders, neuro-degenerative diseases, addiction, and other mental health disorders. Picralima nitida plant, a species of West African plant of the genus Picralima in the family Apocynaceae, and the source of the active ingredient alstonine Leverage Napo’s proprietary library of approximately 2,300 plants and approximately 3,500 plant extracts with ethnomedicinal investigation Seeking next generation first-in-class agents, novel mechanisms of action, cures versus symptom relief Jaguar’s distinct capability based on successful development and commercialization of Mytesi, the first-and-only oral plant-based prescription medicine to receive FDA approval under FDA Botanical Guidance Jaguar has engaged multi-disciplinary scientific strategy team, including ethnobotanists, physicians, pharmacologists, chemists, and experts in neuropharmacology Jaguar plans to collaborate with partners with skillsets in clinical development of psychoactive therapies Jaguar maintains responsibility for recognition and benefits to Indigenous peoples and local communities Picralima nitida image copyrighted by Hiobson and licensed under the Creative Commons Attribution-Share Alike 4.0 International license

Capitalization Table & Debt NASDAQ:JAGX

Capitalization Table & Debt – Fully Diluted Capitalization as of September 14, 2020 Common Shares Outstanding, voting 44,101,066 Non-Voting Common 1 38,382 Convertible Preferred (Series B-2 as converted at 7,534 per Common Stock) 2 1,431,460 Options Outstanding 3 4,471,498 Options available for grant (includes New Employee Inducement Plan) 3 592,981 RSUs 3 5,613 Warrants – Jaguar 4 2,032,738 Warrants – Other (weighted average exercise price $90.00) 1,029 Warrants – Series 1 (net of conversion) 1,840,865 Warrants – Series 2 (July 2019 offering) 1,940,865 Warrants – Series 3 (May 2020 inducement offering) 422,522 Warrants – PIPE Dec 2019 1,250,000 Warrants – Other 100,780 Total Warrants 4 7,588,799 Fully Diluted Shares 5 58,229,799 1Represents 40,301,237 shares of our non-voting common stock that are convertible into 38,382 shares of voting common stock. 2Represents 7,534 shares of Series B-2 Preferred Stock that are convertible into 1,431,460 shares of voting common stock. 3Includes 4,487,757 options granted to officers, directors, employees, and 3 part-time/consultants (34,175 options are above $30.50 strike price), 592,981 options available for grant, and 5,613 RSUs. 4Includes 33,863 warrants above $2.50 exercise price per share. 5 Excludes 842,500 shares of Series C Perpetual Preferred Stock and 842,500 shares of Series D Perpetual Preferred Stock that are entitled to receive, upon a liquidation event, a payment per share equal to $8.00 that is payable before any payment is made to any common stock. Except for this payment, the Series C Perpetual Preferred Stock and Series D Perpetual Preferred Stock are not entitled to receive any further payments upon a liquidation event. Debt outstanding as of June 30, 2020: $9.0 million, current, net; $0.4 million, non-current, net NASDAQ:JAGX 27

Q3 2020-2021: Additional business development activity Q4 2020: Initiation of human pivotal CTD trial Q4 2020: Non-dilutive financing 2H 2020: Complete clinical study evaluating effect of Mytesi on the microbiome Q1 2021: Year-end Mytesi financial performance Q1 2021: Initiate CDD phase 1/2 study (orphan indication) – US and Middle East 1H 2021: Final report expected for investigator-initiated Phase 2 CTD trial 1H 2021: File IND for lechlemer for symptomatic relief of diarrhea from cholera 1H 2021: Launch Canalevia Upcoming Milestones NASDAQ:JAGX 28

Name / Title Experience Lisa Conte Founder & CEO 28+ years of industry experience Obtained first anti-secretory human product FDA approval Board of directors of Healing Forest Conservancy, Dickey Center for International Understanding (Dartmouth College) Carol Lizak, MBA SVP Finance, Chief Accounting Officer 20+ years of corporate controllership, financial planning & analysis 10+ years with public companies including foreign subs (5 years in biopharma) Prior to joining Jaguar, raised $14M in capital lease and supported $100M follow-on raise Steven King, PhD Chief Sustainable Supply, Ethnobotanical Research & IP Officer Served as head of sustainable supply, ethnobotanical research & IP: 1989-2020 Board of Directors of Healing Forest Conservancy Pravin Chaturvedi, PhD Chief Scientific Officer Chair of Scientific Advisory Board 25+ years drug development experience Co-Founded Scion, IndUS and Oceanyx Pharmaceuticals Successfully developed Mytesi® (first pivotal adaptive design) David Sesin, PhD Chief Manufacturing Officer Pharmaceutical scientist with experience from drug discovery through manufacturing Developed crofelemer manufacturing process Jonathan Wolin, JD, MBA, CPA Chief of Staff, Chief Compliance Officer & General Counsel Extensive experience providing legal advice and guidance to public and private companies in the healthcare and biotechnology industries Ian H. Wendt, MBA Vice President Commercial Strategy Has held commercial leadership roles across sales, marketing and operations at some of the largest brands in the pharmaceutical industry over past 25 years Brian Sutton National Business Director Former executive institutional business manager with Bristol-Myers Squib in HIV Sales experience with Novartis, Novo Nordisk A/S, Shire, and Johnson & Johnson Michael K. Guy, DVM, MS, PhD VP, Preclinical & Nonclinical Studies 20+ years experience in animal and human pharmaceutical development, including clinical development, manufacturing, regulatory and pre-clinical drug discovery Executive Management Team 29 NASDAQ:JAGX

Name / Title Experience James Bochnowski Chairman Founder of Delphi Ventures, one of the first VC firms to focus exclusively on investing in life sciences companies Co-founded Technology Venture Investors Lisa Conte Founder, CEO & President 28+ years of industry experience Obtained first anti-secretory human product FDA approval John Micek III Director Managing Partner of Verdant Ventures Former Managing Director of Silicon Prairie Partners, LP Jonathan B. Siegel Director Founded JBS Healthcare Ventures with a focus on public and private healthcare investments 18+ years of investment experience Greg Divis Director Chief Operating Officer of Avadel Pharmaceuticals 28+ years of direct operating and global leadership experience in specialty pharmaceuticals Board of Directors NASDAQ:JAGX 30

Investment Highlights

Mytesi: FDA-Approved Human Drug	• Only FDA-approved diarrhea treatment that's been studied specifically in adults with HIV / AIDS
Mytesi Expansion	• Multiple potential follow-on human indications of Mytesi • Napo's CTD–Phase 3 • File IND for CDD • 3 IIT (functional diarrhea, IBS, CTD)
Priority Review Voucher	• Cholera - potential to receive Tropical Disease Priority Review Voucher (PRV) • Average sale of PRV - $137 million • Lechlemer preclinical services funded by NIAID
Strategic Partnerships	• Knight Therapeutics Inc. (TSX:GUD) Ex-US (Israel, Canada) commercialization agreement for current and future Jaguar products • Extensive global commercial rights to Mytesi pipeline • Entheogen Therapeutics Initiative leveraging proprietary 2,300-plant ethnobotanical database
Strong Management Team	• Key management has been with the company for >15 years • Chairman of board and key investors have invested for >25 years
Proprietary Position	• ~144 patents (majority do not expire until 2027 - 2031) and ~39 patents pending • Sustainable supply of commercial scale of raw material sourcing • Botanical guidance protection – no generic pathway

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Cancer Therapy-Related Diarrhea SAB Lee Schwartzberg, MD, FACP: Executive Director of the West Cancer Center, a multispecialty oncology practice affiliated with the University of Tennessee; Chief, Division of Hematology/Oncology, the University of Tennessee Health Science Center Eric Roeland, MD: Attending Physician, Center for Palliative Care, Harvard Medical School Hope Rugo, MD: Clinical Professor of Medicine, Director Breast Oncology and Clinical Trials Education, Division of Hematology and Oncology, University of California San Francisco Pediatric Indications (CDD/SBS) SAB Christopher Duggan, MD, MPH: Professor of Pediatrics, Professor, Nutrition, Global Health and Population, Harvard Medical School Mohammed Miqdady, MD: Chief of Pediatric Gastroenterology, Hepatology & Nutrition at Sheikh Khalifa Medical City in Abu Dhabi Martin Martin, MD: Professor, Department of Pediatrics, David Geffen School of Medicine at UCLA Sue Rhee, MD: Division Chief, Pediatric Gastroenterology, Hepatology and Nutrition Pediatric gastroenterologist and liver specialist, UCSF Benioff Children’s Hospital HIV-Related Diarrhea SAB David Asmuth, MD: Infectious diseases specialist and Professor of Medicine, UC Davis Health Gary Blick, MD: Chief Medical Officer of Health Care Advocates International™, Co-Founder of HIV Advocates and Founder of ZAP (Zimbabwe AIDS Project) KOLs: Cancer Therapy-Related Diarrhea Herbert DuPont, MD: Professor and Director, Center for Infectious Diseases, University of Texas Houston School of Public Health Pablo C. Okhuysen, MD: Department of Infectious Diseases, Infection Control, and Employee Health, Division of Internal Medicine, MD Anderson KOLs: Diarrhea Related to HIV and Other Infectious Diseases Patrick Clay, PharmD: Consultant Herbert DuPont, MD: Professor and Director, Center for Infectious Diseases, University of Texas Houston School of Public Health Pradip Bardhan, MBBS, MD: Chief Physician at ICDDR,B, Bangladesh Elie Schochet, MD, FACS: Colorectal surgeon, Holy Cross Medical Group Napo Scientific Advisory Board (SAB) Members & Key Opinion Leader (KOL) Advisors to Napo Pravin Chaturvedi, PhD: Chair of Napo’s SABs. Pravin brings 25+ years drug development experience in pharmaceutical/biotech field; Successfully developed crofelemer (Mytesi) (first pivotal adaptive design) KOLs: Diarrhea Related to IBS Anthony Lembo, MD: Director of the GI Motility and Functional Bowel Disorders Program at Beth Israel Deaconess Medical Center and Associate Professor of Medicine at Harvard Medical School Judy W. Nee, MD: Gastroenterologist, Assistant Professor of Medicine, Beth Israel Deaconess Medical Center KOLs: Diarrhea Related to IBD Brooks D. Cash, MD, AGAF, FACG, FACP, FASGE: Division Director, Gastroenterology, Hepatology, and Nutrition Visiting Professor of Medicine, The University of Texas McGovern Medical School Corey Siegel, MD, MS: Associate Professor of Medicine; Associate Professor of The Dartmouth Institute; Director of the Inflammatory Bowel Disease Center at the Dartmouth-Hitchcock Medical Center David Rubin, MD: Joseph B. Kirsner Professor of Medicine Section Chief, Gastroenterology, Hepatology and Nutrition Co-Director, Digestive Diseases Center, University of Chicago Medicine Scott Lee, MD: Associate Professor of Medicine, Digestive Health Center, University of Washington Medical Center KOLs: Pediatric Indications (CDD/SBS) Jay Thiagarajah, MD, PhD: Attending Physician, Division of Gastroenterology, Hepatology and Nutrition, Boston Children's Hospital. Instructor of Pediatrics, Harvard Medical School Alexandra Carey, MD: Director, Home Parenteral Nutrition Program; Attending Physician, Division of Gastroenterology, Hepatology and Nutrition, Boston Children's Hospital Lissette Jimenez, MD: Division of Gastroenterology, Hepatology and Nutrition, Boston Children's Hospital NASDAQ:JAGX 32

Jaguar Health, Inc. (NASDAQ: JAGX) Investor Relations Contact Peter Hodge phodge@jaguar.health NASDAQ:JAGX

Appendix A – GAAP and Non-GAAP Basis 34 NASDAQ:JAGX Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Mytesi Gross Sales 795,303 $ 1,162,890 $ 1,592,801 $ 2,179,289 $ 2,143,513 $ 2,350,058 $ 1,897,417 $ 1,858,006 $ 1,303,954 $ 6,287,979 $ Mytesi allowance for sales discounts (106,609) $ (211,747) $ (343,118) $ (440,852) $ (463,269) $ (542,708) $ (417,306) $ (527,752) $ (375,567) $ (2,419,488) $ Mytesi allowance for sales returns (30,020) $ (15,629) $ (42,403) $ (79,856) $ (32,146) $ (25,789) $ (30,999) $ (31,383) $ (21,295) $ (77,929) $ Mytesi wholesaler fee (75,405) $ (81,344) $ (99,842) $ (80,810) $ (104,977) $ (96,828) $ (155,098) $ (147,649) $ (120,850) $ (637,296) $ Adjustment for product donations NA NA NA NA NA NA (336,934) $ 336,934 $ N/A N/A Mytesi Net Sales 583,269 $ 854,170 $ 1,107,438 $ 1,577,771 $ 1,543,121 $ 1,684,733 $ 957,080 $ 1,488,156 $ 786,242 $ 3,153,266 $